UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	000-08467	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  Effective January 13, 2021, Robert H. Young, Senior Executive Vice President, Chief Financial Officer and Group Head, Finance, of Wesbanco, Inc. (“Wesbanco”) announced promotions within the company’s Corporate Accounting function.

Daniel K. Weiss, SVP & Controller is being promoted to Senior Vice President, Chief Accounting Officer. In this newly created position, Dan will oversee the entire accounting function for the corporation, including financial reporting, FASB and SEC research, and regulatory and accounting reporting and disclosures. Mr. Weiss will be considered the Principal Accounting Officer. He will continue to report to Mr. Young, who retains the Principal Financial Officer role for the corporation. Dan is 38 years old. Dan is a Certified Public Accountant with more than 16 years of accounting experience. He began his career in public accounting with Deloitte LLP in Pittsburgh, PA before joining Wesbanco in 2008 as Financial Reporting Manager. Dan was promoted to Vice President and Assistant Controller in 2012 and Senior Vice President in 2015, before becoming SVP & Controller in 2017. He is a graduate of Slippery Rock University with a Bachelor’s Degree in Business Administration majoring in Accounting.

Item 8.01     Other Events

Rachel E. White, Vice President and Assistant Controller is being promoted to Vice President and Controller. In this role, she will manage the day-to-day accounting functions for the corporation, including accounts payable, general ledger, financial and regulatory reporting, accounting research and investment portfolio accounting. Rachel will continue to report to Mr. Weiss. Rachel is a Certified Public Accountant with more than 16 years of accounting experience. She began her career in public accounting with KPMG LLP before joining DRA Taggart in 2011 as Manager of Audit and Internal Control. Rachel joined Vector Security as Controller in 2014. She joined Wesbanco in 2016 as Manager of Financial Reporting and was promoted to Vice President in 2018 before becoming Vice President & Assistant Controller in 2020. She is a graduate of Duquesne University with a Bachelor’s Degree in Business Administration majoring in Accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: January 14, 2021	/s/ Robert H. Young
Robert H. Young
Senior Executive Vice President and
Chief Financial Officer